                                                                      EXHIBIT 99




                      LOCAL FINANCIAL CORPORATION ANNOUNCES
                            HIGHER EARNINGS FOR 2001



Oklahoma City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation (the "Company"), holding company for Local Oklahoma Bank, N.A. (the "Bank"), today announced income before extraordinary item for the year ended December 31, 2001 of $28.1 million or $1.38 basic earnings per share, an increase in per share earnings of 15.0 percent over 2000. During the year ended December 31, 2001, the Company purchased and retired $19.6 million of its Senior Notes, which bear an annual interest rate of 11 percent. In connection with the purchase and retirement of these notes, there was an extraordinary charge of $1.6 million, net of tax, resulting in net income of $26.5 million for 2001.

                                                                          For Years Ended
                                                                            December 31,
                                                                    ----------------------------
                                                                       2001             2000
                                                                    ------------    ------------
                                                                       (dollars in thousands)
          Net Interest Income                                       $     88,494          78,350

          Provision for Loan Losses                                       (5,400)         (2,700)

          Noninterest Income                                              21,100          17,933
          Noninterest Expense                                             61,720          54,516
                                                                    ------------    ------------

             INCOME BEFORE TAXES AND
               EXTRAORDINARY ITEM                                         42,474          39,067

          Tax Provision                                                   14,367          14,331
                                                                    ------------    ------------

             INCOME BEFORE EXTRAORDINARY ITEM                             28,107          24,736

          Extraordinary Item--Purchase and Retirement of
             Senior Notes, net of tax                                     (1,630)           (922)
                                                                    ------------    ------------

                 NET INCOME                                         $     26,477          23,814
                                                                    ============    ============

          Basic Earnings per Share Before Extraordinary
             Item                                                   $       1.38    $       1.20
                                                                    ============    ============

          Diluted Earnings per Share Before Extraordinary
             Item                                                   $       1.34    $       1.20
                                                                    ============    ============


Net interest income for the year ended December 31, 2001 was $88.5 million, a 13 percent increase over the same period in the prior year. This increase came as the Bank's interest expense on interest-bearing liabilities, primarily the interest paid on deposit accounts, declined while interest income on interest-earning assets increased. The Company also saw improvements in key performance ratios. Return on assets before extraordinary item was 1.07 percent and return on equity before extraordinary item was 16.61 percent. Interest rate spread was 3.11 percent, up 16 basis points as compared to 2000 and net interest margin was 3.53 percent compared with 3.44 percent last year. The efficiency ratio, which reflects the Company's ability to control noninterest expenses, improved 19 basis points to 55.41 percent. Chairman and CEO Edward A. Townsend said, "I am extremely pleased with the performance of our company this year. Our continued strong performance reflects our commitment to our shareholders."

The Company also took steps to strengthen its regulatory capital position. In a third quarter public offering, the Company issued 1.6 million shares of 9.00% Cumulative Trust Preferred Securities increasing regulatory capital by $40.3 million. Both the Company and the Bank met regulatory capital requirements to be considered "well capitalized" at December 31, 2001. "Well capitalized" is the highest regulatory ranking attainable in terms of capital adequacy.

The Company's total gross loan portfolio was $2.0 billion at December 31, 2001, reflecting growth of $123 million or 6.53 percent over last year. The Company's commercial loan portfolio grew from $1.4 billion at December 31, 2000 to $1.6 billion at December 31, 2001, reflecting the Company's focus on commercial lending activities with an opportunity to provide other banking services to the customer. The Company's nonperforming assets totaled $9.6 million at December 31, 2001 compared to $10.9 million at December 31, 2000. Nonperforming assets as a percentage of total assets were .34 percent down from .46 percent at December 31, 2000. "The quality of our loan performance during 2001 is a direct reflection on our disciplined lending process. While the economic downturn could result in increased loan losses, we believe our credit standards will serve us well relative to our peers," stated Chairman Townsend.

"We are optimistic that healthy long-term growth will resume in the latter half of 2002 as the characteristics that make the U.S. economy strong remain in place. The Oklahoma economy is diversified and should perform well relative to the nation as a whole. I am confident in Local Financial Corporation's overall position and its ability to increase shareholder value," stated Townsend. Accordingly, the Company announced a common stock purchase program, during the fourth quarter of 2001, covering 2 million shares under which 1.3 million of outstanding shares have been purchased to be held as treasury shares.

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)


                                                             YEAR ENDED                         THREE MONTHS ENDED
                                                             DECEMBER 31,                         DECEMBER 31,
                                                      -------------------------   PERCENT    -------------------------    PERCENT
                                                         2001          2000       CHANGE        2001           2000       CHANGE
                                                      -----------   -----------   --------   -----------   -----------   --------
SELECTED FINANCIAL RATIOS:


Yield on earning assets                                      7.70 %        8.35 %     (7.8)         7.22 %        8.78 %    (17.8)
Cost of funds                                                4.59          5.40      (15.0)         3.93          5.70      (31.1)
Interest rate spread                                         3.11          2.95        5.4          3.29          3.08        6.8
Net interest margin                                          3.53          3.44        2.6          3.60          3.59        0.3
Return on average assets before extraordinary item           1.07          1.04        2.9          1.00          1.08       (7.4)
Return on average equity before extraordinary item          16.61         17.85       (6.9)        16.05         17.37       (7.6)


                                                             YEAR ENDED                         THREE MONTHS ENDED
                                                             DECEMBER 31,                         DECEMBER 31,
                                                      -------------------------   PERCENT    -------------------------    PERCENT
                                                         2001          2000       CHANGE        2001           2000       CHANGE
                                                      -----------   -----------   --------   -----------   -----------   --------
STATEMENT OF OPERATIONS DATA:

Net interest income                                   $    88,494        78,350       12.9        24,146        20,828       15.9
Provision for loan losses                                  (5,400)       (2,700)     100.0        (1,725)       (1,200)      43.8
Noninterest income                                         21,100        17,933       17.7         5,681         4,550       24.9
Noninterest expense                                        61,720        54,516       13.2        17,031        13,554       25.7
Income before extraordinary item                           28,107        24,736       13.6         7,086         6,575        7.8
Net income                                                 26,477        23,814       11.2         5,460         6,524      (16.3)


                                                                                  PERCENT
                                                        12/31/01      12/31/00    CHANGE
                                                      -----------   -----------   --------
FINANCIAL CONDITION DATA:

Total assets                                          $ 2,820,051     2,377,011       18.6
Loans receivable, net                                   1,972,145     1,848,876        6.7
Securities available for sale                             193,736       354,048      (45.3)
Securities held to maturity                               430,956            --      100.0
Deposits                                                1,809,362     1,931,793       (6.3)
Advances from the Federal Home Loan Bank of Topeka        728,205       190,028      283.2
Senior notes                                               21,545        41,160      (47.7)
Mandatory redeemable trust preferred securities            40,250            --      100.0
Stockholders' equity                                      163,536       156,271        4.6
Allowance for loan losses                                  27,621        28,345       (2.6)

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   (Dollars in thousands, except share data)



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                            --------------------------------
                                                                                 2001            2000           % CHANGE
                                                                            --------------   -------------     -----------
INTEREST AND DIVIDEND INCOME:
  Loans                                                                      $     151,950         157,648           (3.61)
  Securities available for sale                                                     36,952          29,811           23.95
  Federal Home Loan Bank of Topeka and Federal Reserve Bank stock                    1,989           1,523           30.60
  Other investments                                                                  2,247           1,220           84.18
                                                                             -------------   -------------
Total interest and dividend income                                                 193,138         190,202            1.54

INTEREST EXPENSE:
  Deposit accounts                                                                  75,626          88,417          (14.47)
  Advances from the Federal Home Loan Bank of Topeka                                22,045          16,329           35.01
  Securities sold under agreements to repurchase and other borrowings                1,640           1,073           52.84
  Notes payable                                                                      4,298           6,033          (28.76)
  Trust preferred securities                                                         1,035              --          100.00
                                                                             -------------   -------------
Total interest expense                                                             104,644         111,852           (6.44)

Net interest and dividend income                                                    88,494          78,350           12.95
  Provision for loan losses                                                         (5,400)         (2,700)         100.00
                                                                             -------------   -------------
Net interest and dividend income after provision for loan losses                    83,094          75,650            9.84

NONINTEREST INCOME:
  Deposit related income                                                            15,015          13,304           12.86
  Loan fees and loan service charges                                                 2,083           1,811           15.02
  Net gains on sale of assets                                                          628             646           (2.79)
  Other                                                                              3,374           2,172           55.34
                                                                             -------------   -------------
Total noninterest income                                                            21,100          17,933           17.66

NONINTEREST EXPENSE:
  Compensation and employee benefits                                                34,490          31,883            8.18
  Equipment and data processing                                                      6,561           6,452            1.69
  Occupancy                                                                          3,978           3,645            9.14
  Advertising                                                                          539             633          (14.85)
  Professional fees                                                                  1,486           1,061           40.06
  Other                                                                             14,666          10,842           35.27
                                                                             -------------   -------------
Total noninterest expense                                                           61,720          54,516           13.21
                                                                             -------------   -------------

Income before provision for income taxes and
  extraordinary item                                                                42,474          39,067            8.72

  Provision for income taxes                                                        14,367          14,331            0.25
                                                                             -------------   -------------

Income before extraordinary item                                             $      28,107          24,736           13.63
                                                                             -------------   -------------

Extraordinary item - purchase and retirement of 11%
  senior notes, net of tax                                                          (1,630)           (922)          76.79
                                                                             -------------   -------------

Net income                                                                   $      26,477          23,814           11.18
                                                                             =============   =============


Earnings per share:
  Income before extraordinary item
    Basic                                                                    $        1.38            1.20           15.00
                                                                             =============   =============
    Diluted                                                                  $        1.34            1.20           11.67
                                                                             =============   =============
  Net income
    Basic                                                                    $        1.30            1.16           12.07
                                                                             =============   =============
    Diluted                                                                  $        1.26            1.16            8.62
                                                                             =============   =============


Average shares outstanding:
    Basic                                                                       20,368,028      20,537,209           (0.82)
                                                                             =============   =============
    Diluted                                                                     20,966,531      20,537,209            2.09
                                                                             =============   =============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)




                                                                                12/31/01       12/31/00         % CHANGE
                                                                             -------------   -------------   -------------
ASSETS

Cash and due from banks                                                      $      50,791          39,571            28.4
Interest bearing deposits with other banks                                           9,700           4,400           120.5
Securities available for sale                                                      193,736         354,048           (45.3)
Securities held to maturity                                                        430,956              --           100.0
Loans receivable, net of allowance for loan losses of $27,621
  at December 31, 2001 and $28,345 at December 31, 2000                          1,972,145       1,848,876             6.7
Federal Home Loan Bank of Topeka and Federal Reserve
  Bank stock, at cost                                                               42,213          19,417           117.4
Premises and equipment, net                                                         38,751          37,865             2.3
Assets acquired through foreclosure and repossession, net                            1,910             881           116.8
Intangible assets, net                                                              15,548          16,888            (7.9)
Current and deferred taxes, net                                                      7,408           6,976             6.2
Other assets                                                                        56,893          48,089            18.3
                                                                             -------------   -------------

           Total assets                                                      $   2,820,051       2,377,011            18.6
                                                                             =============   =============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits:
     Demand                                                                  $     636,315         606,752             4.9
     Savings                                                                        70,932          62,907            12.8
     Time                                                                        1,102,115       1,262,134           (12.7)
                                                                             -------------   -------------

           Total deposits                                                        1,809,362       1,931,793            (6.3)

Advances from the Federal Home Loan Bank of Topeka                                 728,205         190,028           283.2
Securities sold under agreements to repurchase                                      38,694          38,214             1.3
Senior notes                                                                        21,545          41,160           (47.7)
Other liabilities                                                                   18,459          19,545            (5.6)

Mandatory redeemable trust preferred securities                                     40,250              --           100.0

Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,539,269 shares issued and 19,199,925 shares outstanding at December 31, 2001 and 20,537,269 shares issued and
      20,537,209 shares outstanding at December 31, 2000                               205             205              --

   Preferred Stock, $0.01 par value, 5,000,000 shares
      authorized; none outstanding                                                      --              --              --
   Additional paid-in capital                                                      205,773         206,758            (0.5)
   Retained earnings                                                               122,480          96,003            27.6
   Treasury stock, 1,339,344 shares at December 31, 2001
      and 60 shares at December 31, 2000, at cost                                 (169,031)       (151,274)           11.7
   Accumulated other comprehensive income                                            4,109           4,579           (10.3)
                                                                             -------------   -------------

           Total stockholders' equity                                              163,536         156,271             4.6
                                                                             -------------   -------------

           Total liabilities and stockholders' equity                        $   2,820,051       2,377,011            18.6
                                                                             =============   =============   =============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              NON-PERFORMING ASSETS
                             (Dollars in thousands)



                                                    12/31/01      09/30/01      NET CHANGE       12/31/00      NET CHANGE
                                                 ------------   ------------   ------------    ------------   ------------
Non-accruing loans:
   Single-family residential                     $      2,395          2,331             64    $      4,084         (1,689)
   Commercial                                           4,665          6,900         (2,235)          3,642          1,023
   Construction                                            --             --             --              --             --
   Consumer                                               627            417            210           1,570           (943)
                                                 ------------   ------------   ------------    ------------   ------------
      Total                                      $      7,687          9,648         (1,961)   $      9,296         (1,609)

Accruing loans 90 days or more delinquent:
   Single-family residential                     $         --             --             --    $         --             --
   Commercial                                              30             30             --             725           (695)
   Construction                                            --             --             --              --             --
   Consumer                                                --             --             --              --             --
                                                 ------------   ------------   ------------    ------------   ------------
      Total                                      $         30             30             --    $        725           (695)

Foreclosed Assets:
   Single-family residential                     $      1,195            950            245    $        228            967
   Commercial                                             581            695           (114)            482             99
   Construction                                            --             --             --              --             --
   Consumer                                               134             92             42             172            (38)
                                                 ------------   ------------   ------------    ------------   ------------
      Total foreclosures                         $      1,910          1,737            173    $        882          1,028
                                                 ------------   ------------   ------------    ------------   ------------

Total non-performing assets                      $      9,627         11,415         (1,788)   $     10,903         (1,276)
                                                 ============   ============   ============    ============   ============


Total non-performing assets as a percentage
   of total assets                                       0.34%          0.42%                          0.46%
                                                 ============   ============                   ============


Total non-performing loans as a percentage
   of total allowance                                   27.94%         34.98%                         35.35%
                                                 ============   ============                   ============


Total non-performing assets as a percentage
   of total loans                                        0.48%          0.58%                          0.58%
                                                 ============   ============                   ============


Total non-performing loans as a percentage
   of total loans                                        0.39%          0.50%                          0.53%
                                                 ============   ============                   ============


Total non-performing loans as a percentage
   of total capital                                      4.72%          5.29%                          6.41%
                                                 ============   ============                   ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)



                                              THREE MONTHS ENDED
                                                  DECEMBER 31,
                                      -------------------------------
                                           2001              2000
                                      -------------     -------------
Beginning Balance                     $      27,664            28,455
                                      -------------     -------------

Provision                                     1,725             1,200

Charge-Offs
     Commercial                              (1,154)             (530)
     Consumer                                  (373)             (804)
     Residential                               (304)              (53)
                                      -------------     -------------
          Total Charge-Offs                  (1,831)           (1,387)
                                      -------------     -------------

Recoveries                                       63                77
                                      -------------     -------------
Net Losses                                   (1,768)           (1,310)
                                      -------------     -------------

Ending Balance                        $      27,621            28,345
                                      =============     =============


Net Losses To Average Loans                    0.09%             0.07%
                                      =============     =============



                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)




                                                 YEAR ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                            2001             2000
                                      -------------     -------------
Beginning Balance                     $      28,345            28,297

Provision                                     5,400             2,700

Charge-Offs
     Commercial                              (3,606)           (1,725)
     Consumer                                (2,179)           (1,818)
     Residential                               (805)             (164)
                                      -------------     -------------
          Total Charge-Offs                  (6,590)           (3,707)
                                      -------------     -------------

Recoveries                                      466             1,055
                                      -------------     -------------
Net Losses                                   (6,124)           (2,652)
                                      -------------     -------------

Ending Balance                        $      27,621            28,345
                                      =============     =============


Net Losses To Average Loans                    0.32%             0.15%
                                      =============     =============